Firsthand Technology Opportunities Fund

Portfolio of Investments, September 30, 2024 (unaudited)

	SHARES/PAR VALUE ($)	MARKET VALUE
COMMON STOCKS — 97.7% (Cost $56,600,163)
Consumer Electronics — 13.1% (Cost $2,558,537)
Roku, Inc.*	75,000	$5,599,500
Defense & Aerospace — 12.5% (Cost $4,503,535)
Kratos Defense & Security Solutions, Inc.*	180,000	4,194,000
Lockheed Martin Corp.	2,000	1,169,120
Education — 1.3% (Cost $5,141,889)
Chegg, Inc.*	260,000	460,200
Coursera, Inc.*	10,000	79,400
Electronics Manufacturing Services — 0.0% (Cost $91,168)
Tempo Automation Holdings, Inc.*(1)(2)	320,000	0
Internet — 10.1% (Cost $680,851)
Netflix, Inc.*	5,000	3,546,350
PayPal Holdings, Inc.*	10,000	780,300
Materials — 4.5% (Cost $1,976,207)
Aspen Aerogels, Inc.*	70,000	1,938,300
Renewable Energy — 4.5% (Cost $773,937)
Enphase Energy, Inc.*	15,000	1,695,300
SolarEdge Technologies, Inc.*	10,000	229,100
Semiconductor Equipment — 1.5% (Cost $13,658,792)
ASM International N.V.	1,000	655,400
Revasum, Inc.*(1)(2)(3)	28,367,549	0
Semiconductors — 3.8% (Cost $7,220,640)
Wolfspeed, Inc.*	170,000	1,649,000
Software — 46.4% (Cost $19,994,607)
Cloudflare, Inc., Class A*	10,000	808,900
DocuSign, Inc.*	30,000	1,862,700
Domo, Inc., Class B*	230,000	1,727,300
Fastly, Inc., Class A*	50,000	378,500
Monday.com, Ltd.*	5,000	1,388,850
MongoDB, Inc.*	5,000	1,351,750
Okta, Inc.*	10,000	743,400
PagerDuty, Inc.*	90,000	1,669,500
Palantir Technologies, Inc., Class A*	85,000	3,162,000
Palo Alto Networks, Inc.*	5,000	1,709,000
Workday, Inc., Class A*	7,000	1,710,870
Zscaler, Inc.*	20,000	3,418,800
CORPORATE NOTE — 0.0% (Cost $3,082,144)
Semiconductor Equipment — 0.0% (Cost $3,082,144)
Revasum, Inc. August 19, 2025 Interest Rate 8.75%.(1)(2)(3)(4)	1,782,144	0
Revasum, Inc. August 19, 2025 Interest Rate 8.75%.(1)(2)(3)(4)	250,000	0

Firsthand Technology Opportunities Fund - continued

Portfolio of Investments, September 30, 2024 (unaudited)

	SHARES/PAR VALUE ($)	MARKET VALUE
CORPORATE NOTE (continued)
Semiconductor Equipment (continued)
Revasum, Inc. August 19, 2025 Interest Rate 8.75%.(1)(2)(3)(4)	750,000	$0
Revasum, Inc. August 19, 2025 Interest Rate 8.75%.(1)(2)(3)(4)	300,000	0
INVESTMENT COMPANY — 2.5% (Cost $1,078,421)
Fidelity Investments Money Market Fund - Treasury Portfolio(5)	1,078,421	1,078,421
Total Investments
(Cost $60,760,728) — 100.2%		43,005,961
Liabilities in excess of other assets — (0.2)%		(93,590)
NET ASSETS - 100.0%		$42,912,371

*	Non-income producing security.
(1)	Restricted/illiquid security (0.0% of net assets).
(2)	Fair Value Level 3 security (0.0% of net assets).
(3)	Affiliated issuer.
(4)	Subordinated debt whose interest accrues over the life of the note. Unpaid principal and interest is due on August 19, 2025.
(5)	The Fidelity Investments Money Market Fund invests primarily in U.S. Treasury Securities.

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Portfolio of Investments, September 30, 2024 (unaudited)

Securities Valuation—The Fund’s portfolio of securities is valued as follows:

1.	Securities traded on stock exchanges, or quoted by NASDAQ, are valued according to the NASDAQ official closing price, if applicable, or at their last reported sale price as of the close of trading on the New York Stock Exchange (“NYSE”) (normally 4:00 P.M. Eastern Time). If a security is not traded that day, the security will be valued at its most recent bid price.

2.	Securities traded in the over-the-counter market, but not quoted by NASDAQ, are valued at the last sale price (or, if the last sale price is not readily available, at the most recent closing bid price as quoted by brokers that make markets in the securities) at the close of trading on the NYSE.

3.	Securities traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market.

4.	If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale). The Board of Trustees has designated the Advisor as the Fund’s valuation designee (the “Valuation Designee”) to make all fair value determinations with respect to the Fund’s portfolio investments, subject to the Board’s oversight. As the Valuation Designee, the Advisor has adopted policies and procedures to be followed when the Fund must utilize fair value pricing.

In pricing illiquid, privately placed securities, the advisor follows well-accepted valuation techniques. Initial valuations are generally determined by the initial purchase price for each security. Subsequent to initial purchase, securities are repriced from time to time to reflect changes to the companies’ valuations caused by various events. Such events include, among others, a new round of financing establishing a new valuation for the company; material changes to a company’s business or business prospects, either due to company-specific internal issues (gaining or losing a major customer, missing a significant milestone, etc.) or macroeconomic events affecting the industry or the world. In analyzing a company’s valuation, factors that are also considered, include a company’s cash flow, revenues, profitability, financial forecasts, and probability of success in those measures. Other potential factors include the value of comparable public and private companies and general market conditions.

Fair Value Measurement — In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (level 3 measurements).

The guidance establishes three levels of the fair value hierarchy as follows:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risks, yield curves, default rates, and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Firsthand Technology Opportunities Fund - continued

Portfolio of Investments, September 30, 2024 (unaudited)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s net assets as of September 30, 2024:

FUND	LEVEL 1 QUOTED PRICES	LEVEL 2 OTHER SIGNIFICANT OBSERVABLE INPUTS	LEVEL 3 SIGNIFICANT OBSERVABLE INPUTS
FIRSTHAND TECHNOLOGY OPPORTUNITIES FUND
Common Stocks
Consumer Electronics	$5,599,500	$—	$—
Defense & Aerospace	5,363,120	—	—
Education	539,600	—	—
Electronics Manufacturing Services	—	—	0
Internet	4,326,650	—	—
Materials	1,938,300	—	—
Renewable Energy	1,924,400	—	—
Semiconductor Equipment	655,400	—	0
Semiconductors	1,649,000	—	—
Software	19,931,570	—	—
Total Common Stocks	41,927,540	—	0
Corporate Note
Semiconductor Equipment	—	—	0
Investment Company	1,078,421	—	—
Total	$43,005,961	$—	$0

At the end of each calendar quarter, management evaluates the Level 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Firsthand Technology Opportunities Fund - continued

Portfolio of Investments, September 30, 2024 (unaudited)

Following is a reconciliation of Level 3 assets (at either the beginning or the ending of the period) for which significant unobservable inputs were used to determine fair value.

INVESTMENTS AT FAIR VALUE USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	BALANCE AS OF 12/31/23	NET PURCHASES	NET SALES	NET REALIZED GAINS/ (LOSSES)	NET UNREALIZED APPRECIATION (DEPRECIATION)	TRANSFERS IN (OUT) OF LEVEL 3	BALANCE AS OF 09/30/24
Common Stocks
Electronics Manufacturing Services	$—	$—	$—	$—	$(168)	$168	$0
Semiconductor Equipment	—	—	—	—	(2,754,677)	2,754,677	0
Corporate Note
Semiconductor Equipment	3,082,144	—	—	—	(3,082,144)	—	0
Total	$3,082,144	$—	$—	$—	$(5,836,989)	$2,754,845	$0

As of the period ended September 30, 2024, these investments were valued in accordance with procedures approved by the Board of Trustees. These investments did not have a material impact on the Fund’s net assets and, therefore, disclosure of unobservable inputs used in formulating valuation is not presented.

For information on the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to the Fund’s most recent semi-annual or annual shareholder report.